Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
NOVEMBER, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8917%



        Excess Protection Level
          3 Month Average  6.17%
          November, 2000  6.39%
          October, 2000  6.33%
          September, 2000  5.79%


        Cash Yield                                  19.74%


        Investor Charge Offs                        4.46%


        Base Rate                                   8.89%


        Over 30 Day Delinquency                     5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $ 56,372,819,075.31


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 6,672,128,513.82